Exhibit 99.2

1st CONSTITUTION BANCORP

February 21, 2003

VIA FACSIMILE AND CERTIFIED MAIL RRR

Board of Directors
Greater Community Bancorp
55 Union Boulevard
Totowa, New Jersey 07511-0269

Attn:  Mr. George E. Irwin
           President & Chief Executive Officer

Dear Gentlemen:

        I hereby advise you that the Board of Directors of 1st Constitution Bancorp has rejected the acquisition proposal of Greater Community Bancorp as set forth in your letter dated February 6, 2003.

Very truly yours, ROBERT F. MANGANO —————————————— Robert F. Mangano President